                                                            EXHIBIT 16.1



Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

       We have read and agree with the comments in Item 4 of amendment # 1 of Form 8-K/A of Franklin Financial Corporation dated May 21, 1997.



/s/ Heathcott & Mullaly, P.C.
    June 2, 1997